Cover	Aug. 14, 2026
Entity Information [Line Items]
Amendment Flag	false
Entity Central Index Key	0002135947
Document Type	S-6
Entity Registrant Name	MORGAN STANLEY PORTFOLIOS, SERIES 91
Document Period End Date	Aug. 14, 2026
Uncommon Values Trust Two Thousand Twenty Six Series [Member]
Entity Information [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]	The Trust invests in common stocks of companies identified by investment professionals from Morgan Stanley & Co. LLC Research ("MS&Co. Research") believed to have the potential to generate the most attractive returns over the next twelve months. A combination of qualitative and quantitative methods was used to identify a list of these stocks. Morgan Stanley Smith Barney LLC, the Sponsor, referenced this list to develop the Trust's portfolio.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

To create the initial universe of stocks, MS&Co. Research equity analysts were invited to nominate their top Overweight-rated one-year buy-and-hold recommendations, paying particular attention to each stock's risk-reward profile. More than 50 companies were submitted for initial consideration as a result of this process. From this set, a committee comprised of members of MS&Co. Research's Stock Selection Committee, Equity Strategy Team, and MS&Co. Research Management (collectively, the "Committee") focused on a series of quantitative and qualitative factors to narrow the list.

First, the Committee focused upon stocks exceeding $3 billion of market capitalization and considered each stock's ranking in terms of MS&Co. Research's Quantitative Equity Strategy Team's "Quality Score." This proprietary Quality Score is determined by factors derived from a stock's market capitalization, earnings stability, dividend stability, dividend growth, return-on-equity stability, share base turnover and beta (a measurement of a stock's volatility relative to the overall market). The Committee then evaluated the relative attractiveness of each stock's fundamentals, including its market position, projected growth, valuation, risk profile, returns on capital, shareholder remuneration via dividends and/or buybacks, and management.

Next, MS&Co. Research consulted Morgan Stanley's Sustainability Research strategists to evaluate each company's opportunities, strengths, and risks with respect to Environmental, Social, and Governance ("ESG") considerations, including a company's positive exposure to Environmental factors focused on key sustainability themes such as climate change, water scarcity, and waste management, and to Social factors related to food availability, improving lives, health and wellness, and demographic characteristics of human populations (such as aging and income). The Governance component is accounted for through consideration of a company's positive exposure to factors such as each company's board structure, board compensation/remuneration, shareholder rights, and audit and risk oversight. Sustainability Research is a unit of MS&Co. focused on analyzing stock-specific ESG factors (based on third-party data) and providing timely analysis on market-relevant ESG themes, risks and opportunities. Based on this evaluation of ESG factors, MS&Co. Research may, but is not required to, disqualify a company with less attractive ESG attributes from inclusion among the final list of companies. MS&Co. Research disqualified _________ companies from inclusion into the final list due to ESG factors. Accordingly, ESG factors did not serve as a primary component in the determination of the final list.

Lastly, prior to finalizing its list of identified stocks, the Committee considered the sector weighting recommendations of its U.S. Equity Strategy Team, led by Chief Strategist Michael Wilson." As of the Initial Date of Deposit, all of the Trust's investments are in common stocks of companies that MS&Co. Research believes as having "uncommon values."